Exhibit 32.1

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Nova Oil, Inc., (the "Company") on Form 10-QSB for the period ending September 30, 2004, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Paul E. Fredericks, President and Principal Executive Officer of Nova Oil, Inc., certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:    November 11, 2004
     ------------------------------------

By      /s/ PAUL E. FREDERICKS
-----------------------------------------
Paul E. Fredericks
President and Principal Executive Officer

[A signed original of this written statement required by Section 906 has been provided to Nova Oil, Inc. and will be retained by Nova Oil, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.]



























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